UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 8, 2008

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2008, the Board of Directors of Sanmina-SCI Corporation (the “Company”) approved an amendment and restatement of the Company’s bylaws in order to:

1.             Revise the procedures by which stockholders may nominate directors or propose other business to be brought before annual and special meetings of stockholders of the Company;

2.             Add a description of the duties of the Company’s Lead Independent Director;

3.             Clarify the roles and responsibilities of the Company’s officers; and

4.             Provide that the indemnification rights granted to officers, directors, employees and agents by the Company under its bylaws shall vest at the time such persons begin service with the Company and may not be repealed with respect to service performed by them prior to the time of their termination as an officer, director, employee or agent of the Company.

ITEM 9.01  Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No	Description

Exhibit 3.2	Amended and Restated Bylaws of Sanmina-SCI Corporation adopted by the Board of Directors on September 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:	/s/ Michael R. Tyler
Michael R. Tyler
Executive Vice President,
General Counsel and Corporate Secretary

Date: September 12, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.2	Amended and Restated Bylaws of Sanmina-SCI Corporation adopted by the Board of Directors on September 8, 2008